APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5


                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN  INDUSTRIES  LIMITED
--------------------------------------------------------------------------------

ABN
------------------------------
82 010 975 612
------------------------------

We (the entity) give ASX the following information.


PART  1  -  ALL  ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).


                                             ----------------------------------------------
1  +Class of +securities issued or to be
   issued                                    Listed Ordinary Shares.
                                             ----------------------------------------------

                                             ----------------------------------------------
2  Number  of +securities issued or to
   be issued (if known) or maximum           5,707,218
   number which may be issued
                                             ----------------------------------------------

                                             ----------------------------------------------
3  Principal terms of the +securities (eg,
   if options, exercise price and expiry     Fully Paid shares.
   date; if partly paid +securities, the
   amount outstanding and due dates
   for payment; if +convertible
   securities, the conversion price and
   dates for conversion)
                                             ----------------------------------------------



--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

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NEW ISSUE ANNOUNCEMENT
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                                             ----------------------------------------------
4  Do the +securities rank equally in all
   respects from the date of allotment       Yes.
   with an existing +class of quoted
   +securities?

   If the additional securities do not
   rank equally, please state:
   -  the date from which they do
   -  the extent to which they
      participate for the next dividend,
      (in the case of a trust,
      distribution) or interest payment
   -  the extent to which they do not
      rank equally, other than in
      relation to the next dividend,
      distribution or interest payment
                                             ----------------------------------------------

                                             ----------------------------------------------
5  Issue price or consideration              $ 0.64 per ordinary share

                                             ----------------------------------------------

                                             ----------------------------------------------
6  Purpose of the issue                      Issue of securities under the share purchase
   (If issued as consideration for the       plan, as per the Shareholders letter dated 12
   acquisition of assets, clearly identify   May 20003, and placement of shares under
   those assets)                             ASX Listing Rule 7.1.


                                             ----------------------------------------------

                                             ----------------------------------------------
7  Dates of entering +securities into        Registered on 25th June 2003, notification of
   uncertificated holdings or despatch       shareholders on 27th June 2003.
   of certificates


                                             ----------------------------------------------

                                             ----------------------------------------------
                                             Number                | +Class
                                             ----------------------------------------------
8  Number and +class of all
   +securities quoted on ASX                 30,099,087              Ordinary Shares.
   (including the securities in clause 2
   if applicable)


                                             ----------------------------------------------




--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

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                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
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                                             ----------------------------------------------
                                             Number                | +Class
                                             ----------------------------------------------
9  Number and +class of all                  1,240,770               Options
   +securities not quoted on ASX
   (including the securities in clause 2
   if applicable)


                                             ----------------------------------------------

                                             ----------------------------------------------
10  Dividend policy (in the case of a        Not Applicable
    trust, distribution policy) on the
    increased capital (interests)
                                             ----------------------------------------------



PART 2 - BONUS ISSUE OR PRO RATA ISSUE


                                             ----------------------------------------------
11  Is security holder approval
    required?

                                             ----------------------------------------------

                                             ----------------------------------------------
12  Is the issue renounceable or non-
    renounceable?
                                             ----------------------------------------------

                                             ----------------------------------------------
13  Ratio in which the +securities will
    be offered
                                             ----------------------------------------------

                                             ----------------------------------------------
14  +Class of +securities to which the
    offer relates
                                             ----------------------------------------------

                                             ----------------------------------------------
15  +Record date to determine
    entitlements
                                             ----------------------------------------------

                                             ----------------------------------------------
16  Will holdings on different registers
    (or subregisters) be aggregated for
    calculating entitlements?
                                             ----------------------------------------------

                                             ----------------------------------------------
17  Policy for deciding entitlements in
    relation to fractions

                                             ----------------------------------------------

                                             ----------------------------------------------
18  Names of countries in which the
    entity has +security holders who will
    not be sent new issue documents

    Note: Security holders must be told how
    their entitlements are to be dealt
    with.

    Cross reference: rule 7.7.
                                             ----------------------------------------------

                                             ----------------------------------------------
19  Closing date for receipt of
    acceptances or renunciations
                                             ----------------------------------------------



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+  See  chapter  19  for  defined  terms.

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                                             ----------------------------------------------
20  Names of any underwriters


                                             ----------------------------------------------

                                             ----------------------------------------------
21  Amount of any underwriting fee or
    commission
                                             ----------------------------------------------

                                             ----------------------------------------------
22  Names of any brokers to the issue


                                             ----------------------------------------------

                                             ----------------------------------------------
23  Fee or commission payable to the
    broker to the issue
                                             ----------------------------------------------

                                             ----------------------------------------------
24  Amount of any handling fee payable
    to brokers who lodge acceptances
    or renunciations on behalf of
    +security holders
                                             ----------------------------------------------

                                             ----------------------------------------------
25  If the issue is contingent on
    +security holders' approval, the date
    of the meeting
                                             ----------------------------------------------

                                             ----------------------------------------------
26  Date entitlement and acceptance
    form and prospectus or Product
    Disclosure Statement will be sent to
    persons entitled
                                             ----------------------------------------------

                                             ----------------------------------------------
27  If the entity has issued options, and
    the terms entitle option holders to
    participate on exercise, the date on
    which notices will be sent to option
    holders
                                             ----------------------------------------------

                                             ----------------------------------------------
28  Date rights trading will begin (if
    applicable)
                                             ----------------------------------------------

                                             ----------------------------------------------
29  Date rights trading will end (if
    applicable)


                                             ----------------------------------------------

                                             ----------------------------------------------
30  How do +security holders sell their
    entitlements in full through a
    broker?
                                             ----------------------------------------------

                                             ----------------------------------------------
31  How do +security holders sell part
    of their entitlements through a
    broker and accept for the balance?
                                             ----------------------------------------------



--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

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                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
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                                             ----------------------------------------------
32  How do +security holders dispose of
    their entitlements (except by sale
    through a broker)?
                                             ----------------------------------------------

                                             ----------------------------------------------
33  +Despatch date

                                             ----------------------------------------------


PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type of securities
     (tick one)

(a)   X   Securities described in Part 1

(b)  [_]  All other securities

          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities


ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents


35   [_]  If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [_]  If the +securities are +equity securities, a distribution schedule of the additional
          +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37   [_]  A copy of any trust deed for the additional +securities



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+  See chapter 19 for defined terms.

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

APPENDIX 3B
NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

ENTITIES THAT HAVE TICKED BOX 34(b)

                                             ----------------------------------------------
38   Number of securities for which
     +quotation is sought
                                             ----------------------------------------------


                                             ----------------------------------------------
39   Class of +securities for which
     quotation is sought
                                             ----------------------------------------------


                                             ----------------------------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next dividend,
        (in the case of a trust,
        distribution) or interest payment
     -  the extent to which they do not
        rank equally, other than in
        relation to the next dividend,
        distribution or interest payment
                                             ----------------------------------------------

                                             ----------------------------------------------
41   Reason for request for quotation
     now
     Example: In the case of restricted securities, end of
     restriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)

                                             ----------------------------------------------

                                             ----------------------------------------------
                                             Number                | +Class
                                             ----------------------------------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)


                                             ----------------------------------------------



--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

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                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------


QUOTATION  AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.



--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

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APPENDIX 3B
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3    We  will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


Sign  here:     . . . . . . . . . . . . . . . .Date:. . 30th . . . June 2003.
                (Director)



Print name:    Mr Stephen Chang.

                                 == == == == ==


--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

Appendix 3B Page 8                                                      1/1/2003
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